Investor Presentation January 2014 Exhibit 99.1

I. BEE’s Unique Value Proposition II. Industry Update & Operating Trends III. Financial Overview BEE’s Unique Value Proposition 1

o
Pure play high-end lodging REIT
o
High-end outperforms the industry in a recovery
o
Industry leading asset management expertise
o
Assets are in excellent condition
o
Embedded organic growth through revenue growth, margin expansion, and
ROI opportunities
o
Historically low supply growth environment, particularly in BEE markets
o
Replacement cost, excluding land, estimated at over $750,000 per key
o
Solid balance sheet positioned for growth
The best investment proposition in the lodging space

BEE’s Unique Value Proposition

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

BEE has outperformed its peers in 1-Year, 3-Year and 5-Year Total Shareholder Return

BEE’s Consistent Outperformance
587.9%
232.7%
BEE Peers
(1)
SNL Hotel
REITs RMS
1-yr
41.6% 18.9% 16.2% 2.5%
3-yr
84.1% 11.8% 13.2% 36.1%
5-yr
587.9% 232.7% 220.0% 172.8%
Source:  SNL Financial as of 1/22/14
(1)
Includes DRH, LHO, PEB, SHO and HST
(1)
172.8%
220.0%
0
100
200
300
400
500
600
700
800
2009 2010 2011 2012 2013 2014
BEE
Peers
SNL Hotel REITs
RMS

BEE’s Strategic Path to Creating Shareholder Value

Owning a high-end unique & irreplaceable portfolio
Operating an industry leading asset management platform
Conservatively managing the balance sheet
Allocating capital in a disciplined manner

STRATEGIC™
Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

o
Best portfolio in public markets
o
Locations in high-barrier-to-entry markets
o
City-center and resort destinations
o
World-class amenities
o
Historically low supply growth
Westin St. Francis Ritz-Carlton Laguna Niguel InterContinental Chicago
BEE’s Unique Value Proposition

Four Seasons Jackson Hole
Owning a high-end unique & irreplaceable portfolio

STRATEGIC Hotels & Resorts

FOUR SEASONS Hotels and Resorts
Fairmont HOTELS & RESORTS
INTER-CONTINENTAL HOTELS AND RESORTS
WESTIN HOTELS & RESORTS
JW MARRIOTT
THE RITZ-CARLTON
FOUR SEASONS Hotels and Resorts
Fairmont HOTELS & RESORTS
FOUR SEASONS Hotels and Resorts
Marriott HOTELS · RESORTS · SUITES
Marriott HOTELS · RESORTS · SUITES
LOEWS HOTELS
Marriott HOTELS · RESORTS · SUITES
HYATT REGENCY
THE RITZ-CARLTON
HOTEL DEL CORONADO
INTER-CONTINENTAL HOTELS AND RESORTS
FOUR SEASONS Hotels and Resorts

LUXURY. OWNED AND MANAGED.™

Top-Tier Market Exposure
Hotels in gateway urban cities and top tier resort locations
Hamburg, Germany
Chicago
Lincolnshire Resort
Punta Mita Resort
Chicago
Miami
Santa Monica Beach Hotel
Half Moon Bay
La Jolla
St. Francis
Laguna Niguel
London, England
Scottsdale
Jackson Hole
Silicon Valley

New York
Properties % Rooms %
2012
Property
EBITDA
(1)
%
Urban 10 56% 5,180 63% $118.4 59%
Resorts 8 44% 3,091 37% $81.9 41%
Total 18 8,271 $200.3
(1)
$ in millions and represents pro rata share
Washington, D.C.

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

o
Highest EBITDA per room in competitive set
o
Market share penetration exceeds peak
o
Unique F&B offerings with strong ROI results
o
Maintaining fixed cost reductions in recovery
o
Strong relationships with and rigorous oversight of brand managers
EBITDA Per Available Room
BEE’s Unique Value Proposition
Note: All metrics represent full-year 2012 results.
BEE portfolio reflects Total North American excl. JW Marriott Essex House portfolio as of 12/31/2012.
Source: Public filings
Source: Smith Travel Research
BEE portfolio reflects Total United States portfolio excl. JW Marriott Essex House

$81
$74
$71
$57
$53
$52
$0
$20
$40
$60
$80
$100
BEE LHO PEB SHO HST DRH
Annual RevPAR Index
Operating an industry leading asset management platform
112.0
110.8
109.4
112.1
113.7 113.6
114.6
100.0
104.0
108.0
112.0
116.0
2007 2008 2009 2010 2011 2012 TTM

ADR RevPAR
EBITDA Per Available Room
Non – Rooms Revenue Per Available Room
Note: All metrics represent full-year 2012 results
BEE portfolio reflects Total North American portfolio excl. JW Marriott Essex House as of 12/31/2012
Source: Public filings
BEE delivers industry leading results
BEE Outperforms Competitors

$189
$174
$160
$142 $139
$134
$0
$50
$100
$150
$200
BEE PEB LHO HST SHO DRH
$81
$74
$71
$57
$53
$52
$0
$20
$40
$60
$80
$100
BEE LHO PEB SHO HST DRH
$171
$84
$79
$71
$59
$55
$0
$40
$80
$120
$160
$200
BEE PEB HST LHO SHO DRH
$264
$214
$203
$191
$176
$175
$0
$60
$120
$180
$240
$300
BEE PEB LHO HST SHO DRH

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

BEE Continues to Outperform Competitors
Source: Company filings
Note: Based on the average reported same-store RevPAR growth from each year, however may not reflect a same-store comparison over entire 3-year period
BEE portfolio reflects Total North American portfolio excl. JW Marriott Essex House
Source: Company filings
As of 9/30/13
BEE portfolio reflects Total North American portfolio excl. JW Marriott Essex House
o
Growth outperformance as a result of high quality assets and industry leading asset management platform
Average RevPAR Growth 2010-2012 2013 YTD Same-store RevPAR Growth
1
7.5%
7.2%
6.1%
5.5%
5.1%
4.4%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
BEE PEB HST DRH SHO LHO
8.4%
6.9%
5.9%
5.5%
4.0%
2.6%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
BEE PEB DRH HST SHO LHO
(1)

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

o
Total RevPAR is key top-line performance metric
o
Focus on maximizing RevPAR, non-rooms revenue, and EBITDA per room
BEE Total Revenue Mix Peers Total Revenue Mix
Note: All metrics represent the full-year 2012. BEE portfolio reflects the Total North American portfolio excl. JW Marriott Essex House
Peers include: DRH, HST, LHO, SHO
Source: Public filings
BEE revenue driven more heavily by non-rooms revenue
relative to peers, maximizing EBITDA per available room
BEE Revenue Mix Compared to Peers

66%
28%
6%
Food &
Beverage
Other
Rooms
53%
36%
11%
Rooms
Other
Food &
Beverage

STRATEGIC™
Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

(1) Portfolio includes Total North American portfolio excl. JW Marriott Essex House for the full year 2012
Peers include:  DRH, HST, LHO, PEB, & SHO
Source: Public filings
Industry Leading Operating Margins

BEE
(1)
Peers
Peer Margins at
BEE's Room /
F&B  Mix
Revenue
  Rooms 59% 71% 59%
  Food & Beverage 41% 29% 41%
Total Rooms / F&B 100% 100% 100%
Departmental Profit Margin
Rooms 71% 74% 74%
Food & Beverage 30% 27% 27%
EBITDA 23% 26% 21%
~200 basis point outperformance
BEE’s margins significantly outperform when adjusted for same revenue mix

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

o
Reduced Net Debt / EBITDA to 6.3x from over 14.0x
o
Raised over $660 million in equity since 2010
o
Refinanced property mortgages with staggered maturities
o
Executed an $86 million preferred equity tender at a 15% discount
o
Eliminated of $11.9 million in annual loan principal amortization
o
Maintain focus on liquidity; two assets currently unencumbered
BEE’s Unique Value Proposition

September 30, 2013
Note:  Assumes full extension periods for all loans.  Line of credit balance excludes letters of credit.
(a) EBITDA
Conservatively managing the balance sheet
Key Stats
(a)
Net Debt/EBITDA 6.3x
Net Debt+Pref /EBITDA 7.7x
Net Debt/TEV 38.8%
Avg. Maturity (yrs) 3.8
Unencumbered assets 2
Corporate liquidity (MM) $200.0
Mix of Debt
Bank Debt 42.0%
Life Insurance Co. 27.7%
CMBS 30.3%
Undrawn
$137.0
$113.4
$130.0
$95.0
$194.5
$350.5
$172.9
$144.9
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
2013 2014 2015 2016 2017 2018 2019 2020 2021
Bank Life Co. CMBS Corporate
$367.4
$445.5
$163.0
Outstanding
$66.5
reflects mid-point of 2013 guidance range.

STRATEGIC™
Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

BEE’s Executing Strategy
Raised over $660 million in equity:
o $333 million follow-on public offering (May 2010)
o $145 million Woodbridge transaction acquiring two Four
Seasons hotels plus PIPE (February 2011)
o $70 million equity placement to GIC for share in
InterContinental Chicago (June 2011)
o $115 million overnight equity offering (April 2012)
Asset sales:
o Sold InterContinental Prague for   110.6 million
(December 2010)
o Sold leasehold position at Marriott Paris Champs-Elysees
for approximately $60 million (April 2011)
o Sold stake in BuyEfficient for $9 million (January 2011)
o Sold LSAC for $10.5 million (October 2013)
o Agreed to sell the Four Seasons Punta Mita and La Solana
land parcel for $200.0 million (December 2013)
Debt repayments:
o Tendered and fully retired $180 million unsecured
convertible recourse notes (May 2010)
Hotel del Coronado complex restructuring (February 2011):
o Negotiated new joint-venture with Blackstone and KSL
o Closed new CMBS mortgage financing totaling $425
million
Fairmont Scottsdale Princess complex restructuring (June
2011):
o Negotiated new joint venture structure with Walton Street
Capital
o Negotiated amendment and extension to CMBS debt for four
years at below market terms
New line of credit (June 2011):
o Reduced lenders in bank syndicate from 21 banks to 10
banks
o Achieved three year term with one year extension
Debt refinancings:
o Seven property loans refinanced totaling nearly $900 million
(2011)
o Amended mortgage loans to eliminate principal amortization
(2013)
Preferred equity tender (December 2011):
o Successfully tendered for approximately 22% of outstanding preferred equity at a 15% discount to par plus accrued
preferred dividends
Reinstatement of preferred equity dividends (June 2012):
o Paid 14 quarters of preferred equity dividends
Acquired the Essex House in New York City (September 2012):
o Acquired a 51% interest in the property
o Closed new mortgage financing totaling $190.0 million
  Raymond “Rip” Gellein  a member of the board of directors throughout entire execution.
Note:

STRATEGIC™ Hotels & Resorts

ESSEX HOUSE

LUXURY. OWNED AND MANAGED.™

Hotel del Coronado JW Marriott Essex House Fairmont Scottsdale Princess
BEE’s Unique Value Proposition

Allocating capital in a disciplined manner
o
Execution of complex and accretive restructurings
o
Hotel del Coronado and Fairmont Scottsdale Princess
o
Assessment and development of ROI projects
o
InterContinental Miami
o
Recent success in acquiring hotels through off-market transactions
o
Four Seasons Jackson Hole and Silicon Valley, JW Marriott Essex House
o
Maximized proceeds through well-timed asset sales
o
Marriott Champs Elysees and InterContinental Prague

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

o
InterContinental  Miami  – Guestrooms  renovation
o
InterContinental  Chicago  – Michael  Jordan’s  Steak  House
o
InterContinental  Chicago – Guestrooms  renovation
o
Loews  Santa  Monica  – Exterior  façade  enhancement
o
Ritz-Carlton  Laguna  Niguel  – Guestrooms  enhancement
o
Four  Seasons  Washington,  D.C.  – ENO  wine  room
Notable 2013
capital projects
Notable 2011
capital projects
InterContinental Chicago Guestroom
InterContinental Miami Guestroom
Portfolio Well-Positioned to Enhance Cash Flow Growth

o
Fairmont  Scottsdale  Princess  – Meeting  space  expansion
o
Hotel  del  Coronado  – Guestrooms  enhancement
o
InterContinental  Miami  – Public  space  revitalization  and restaurant  re-concept
o
Four  Seasons  Jackson  Hole  – Restaurant  re-concept
Notable 2012
capital projects
Fairmont Scottsdale
Princess Ballroom

I. BEE’s Unique Value Proposition II. Industry Update & Operating Trends III. Financial Overview Industry Update & Operating Trends 16

STRATEGIC™ Hotels & Resorts

1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013

LUXURY. OWNED AND MANAGED.™

o
Lodging demand historically correlates with GDP (~80%)
o
Customer demographics for luxury / high-end very strong
o
Supply growth remains historically low and lack of active development pipeline
U.S. Luxury Supply & Demand Change (TTM)
Source:  Smith Travel Research
Demand growth exceeds supply growth by 180 bps which should
result in significant ADR growth as recovery continues
Luxury Lodging Supply & Demand Dynamics
+ 1.8%

-6%
-4%
-2%
0%
2%
4%
6%
8%
10%
12%
Supply % Change Demand % Change

1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014E

2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

LUXURY. OWNED AND MANAGED.™

Source:  Smith Travel Research and PWC
Source:  Smith Travel Research
Luxury
Outperformance:
4.4% CAGR
Luxury
Outperformance:
2.2% CAGR
Annual % Change in RevPAR Trailing Twelve Month Occupancy
o
Luxury hotel RevPAR growth outperforms in a recovery
o 1992 – 2000: 9 consecutive years of annual luxury RevPAR growth totaling 115% or 8.9% annually
o 2002 – 2007: 5 consecutive years of annual luxury RevPAR growth totaling 48% or 8.2% annually
Luxury Hotels Outperform in a Recovery

Luxury
Outperformance:
2.3% CAGR
Luxury outperformed by 200-400 basis points in
previous recoveries
Luxury occupancy exceeds previous peaks
54.0%
56.0%
58.0%
60.0%
62.0%
64.0%
66.0%
68.0%
70.0%
72.0%
74.0%
76.0%
-20%
-15%
-10%
-5%
0%
5%
10%
15%
20%
Total U.S. Luxury
o
Luxury occupancy exceeding recent cycle peaks

STRATEGIC™
Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

o
Group pace remains the most reliable forward looking indicator
Year-Over-Year Group Pace
Group room nights 10% below peak (2)
(1) Group Pace excludes the JW Marriott Essex House & Four Seasons Punta Mita
(2) 2014 production assumed to be 95% of 2013
Group room nights on the books for 2014 are up 5.7% compared to 2013;
ADR up 1.7% compared to 2013 rate
2014 Group Booking Outlook

(2)
(1)
0
200,000
400,000
600,000
800,000
1,000,000
2007 2008 2009 2010 2011 2012 2013 2014
Definite through December Production in the year

STRATEGIC™ Hotels & Resorts

Occupancy: -2 pts. from Peak

EBITDA: -6% from Peak

LUXURY. OWNED AND MANAGED.™

ADR: +1% from Peak
RevPAR: at Peak
Occupancy ADR
RevPAR
Property EBITDA (in millions)
Note: North America Same Store portfolio, excludes: Fairmont Scottsdale Princess, Hotel del Coronado, and JW Marriott Essex House.
2013 forecast assumes midpoint of guidance range.
Operating performance improving; returning to peak
Embedded Portfolio Growth

60%
64%
68%
72%
76%
2007 2008 2009 2010 2011 2012 2013F
$140
$160
$180
$200
2007 2008 2009 2010 2011 2012 2013F
$100
$120
$140
$160
$180
$200
2007 2008 2009 2010 2011 2012 2013F
$120
$160
$200
$240
$280
2007 2008 2009 2010 2011 2012 2013F

I. BEE’s Unique Value Proposition II. Industry Update & Operating Trends III. Financial Overview Financial Overview 21

3   Quarter 2013 Results (EBITDA in millions)

(1)
Excludes one-time items at the Hotel del Coronado and Fairmont Chicago
3Q 2012 3Q 2013
Operations
(Total North America Portfolio)
ADR $278 7.4% $299
RevPAR $213 10.7% $236
Total RevPAR $371 9.0% $405
EBITDA Margins 23.2% 240 bps 25.6%
Corporate Results
Comparable EBITDA $46.6 29.1% $60.1
Comparable FFO / share $0.08 75.0% $0.14
rd
(1)

STRATEGIC™
Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

YTD 2013 Results (EBITDA in millions)

Excludes one-time items at the Hotel del Coronado and Fairmont Chicago
(1)
Nine Months Ended Nine Months Ended
September 30, 2012 September 30, 2013
Operations
(Total North America Portfolio)
ADR $272 6.3% $289
RevPAR $199 8.8% $217
Total RevPAR $365 8.3% $395
EBITDA Margins 22.0% 180 bps 23.7%
Corporate Results
Comparable EBITDA $130.7 18.5% $154.8
Comparable FFO / share $0.21 38.1% $0.29
(1)

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

(a)
Portfolio excludes Fairmont Scottsdale Princess, Hotel del Coronado, and JW Marriott Essex House
2013 Guidance (EBITDA in millions)

2012 Actual 2013 Guidance
Operations
(Same Store N.A. Portfolio) (a)
RevPAR $186
7.5%-8%
$200-$201
Total RevPAR $345
6.5%-7%
$367-$369
EBITDA Margins 22.0%
125 - 150bps
23.3%-23.5%
Corporate Results
Comparable EBITDA $175
17%-23%
$205-$215
Comparable FFO / share $0.26
35%-54%
$0.38-$0.43

o
Pure play high-end lodging REIT
o
High-end outperforms the industry in a recovery
o
Industry leading asset management expertise
o
Assets are in excellent condition
o
Embedded organic growth through revenue growth, margin expansion, and
ROI opportunities
o
Historically low supply growth environment, particularly in BEE markets
o
Replacement cost, excluding land, estimated at over $750,000 per key
o
Solid balance sheet positioned for growth
The best investment proposition in the lodging space

BEE’s Unique Value Proposition

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

BEE’s Leadership Team
Prior Experience Management Years with BEE
Former President of the Global Development Group for Starwood Hotels and
Resorts
Former Director, Chairman and CEO of Starwood Vacation Ownership and
served as Chairman and Co-CEO of Vistana, a company he sold to
Starwood
Serves on the Board of Directors of Marriott Vacations Worldwide
5 years
Raymond L. “Rip” Gellein
Jr.
Chairman & CEO
Diane Morefield
Executive VP & CFO
4 years
Former CFO of Equity International; 12 year tenure at Sam Zell related entities including Equity Office
Serves on the Board and is Audit Committee Chair of Spirit Realty Capital
Senior officer with Barclays Bank real estate group
Richard Moreau
Executive VP & COO
16 years
Former Principal at Gremor Hospitality
Executive / officer positions at Hyatt Hotels, Inn America Corporation and Howard
Johnson Company
Stephen Briggs
Senior VP & CAO
6 years
Held various senior management positions at Equity Office Properties Trust
Member of Best Financial Practices Council of NAREIT
Paula Maggio
Executive VP, Secretary &
General Counsel
13 years
Former lawyer for Altheimer & Gray

STRATEGIC™
Hotels & Resorts

		✓	
		✓	
		✓	
		✓	
		✓	
		✓	
		✓	
		✓	

LUXURY. OWNED AND MANAGED.™

BEE’s Highly Qualified & Independent Board of Directors
Experience
Chairman and CEO of Strategic Hotels & Resorts
Former President of the Global Development Group for Starwood Hotels and Resorts
Former Director, Chairman and CEO of Starwood Vacation Ownership and served as Chairman and Co-CEO of Vistana
Serves on the Board of Directors of Marriott Vacations Worldwide
Directors
Raymond “Rip”
Gellein Jr.
Former Partner of Arthur Andersen, LLP
Served as member of Arthur Andersen’s hospitality industry team
Previously served as a Director of Gaylord Entertainment and Equity Inns
Robert Bowen
Kenneth Fisher
Senior Partner of Fisher Brothers and Chairman and CEO of Fisher House Foundation
Member of the Executive Committee of the City Investment Fund, LP and the Real Estate Board of New
York’s Board of Governors
Previously served on the Board of Directors of Realogy
James Jeffs
Managing Director and CIO of The Whittier Trust Company
Former Chairman and CEO of Chaparral Resources, CIO and Senior VP of Trust Services America and
President and CEO of TSA Capital Management
Sir David Michels
Former CEO of Hilton Group PLC and Hilton International
Previously a Non-Exec. Director of Hilton Hotels, the CEO of Stakis PLC and worked for Grand Metropolitan
Serves as Deputy Chairman and Senior Director of Marks & Spencer and is a member of Jumeirah Hotels
Previously served as Deputy Chairman and Senior Director of easy Jet PLC
Eugene Reilly
CEO of the Americas for Prologis, which merged with his former company, AMB Property Corporation
Former CIO of Cabot Properties
Member of the Urban Land Institute
William Prezant
Partner in the law firm of Prezant & Mollath
Serves on the Board of Directors of Forward Management and You Technologies
Previously served as Director of MacGregor Golf Company
Sheli Rosenberg
Lead Independent Director
Currently Of Counsel to Skadden, Arps, Slate, Meagher & Flom, LLP
Former President, CEO and Vice Chairman of Equity Group Investments
Previously a Principal of Rosenberg & Liebentritt PC and a Managing Partner of Schiff Hardin, LLP
Serves as Lead Director of Equity Lifestyle Properties and Director of Nanosphere and Ventas
Richard Kincaid
Independent Years of Service
3 years
9 years
6 years
7 years
7 years
4 years
8 years
1 year
4 years
President and Founder of the BeCause Foundation
Former President, CEO and Director of Equity Office Properties Trust, where he also had positions of
Executive Vice President, COO and CFO
Serves on the Board of Directors of Rayonier and Vail Resorts

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

Disclaimer

Except for historical information, the matters discussed in this presentation are forward-looking statements subject to certain risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. These forward-looking statements are identified by their use of such terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,”
“continue” and other similar terms and phrases, including references to assumptions and forecasts of future results.  Forward-looking statements are not guarantees of future performance.  Actual results could differ materially from the Company’s projections.
Factors that may contribute to these differences include, but are not limited to the following:  the effects of the recent global economic recession upon business and leisure travel and the hotel markets in which the Company invests; the Company’s liquidity and refinancing demands; the Company’s ability to obtain or refinance maturing debt; the Company’s ability to maintain compliance with covenants contained in the Company’s debt facilities; stagnation or further deterioration in economic and market conditions, particularly impacting business and leisure travel spending in the markets where the Company’s hotels operate and in which the Company invests, including luxury and upper upscale product; general volatility of the capital markets and the market price of the Company’s shares of common stock; availability of capital; the Company’s ability to dispose of properties in a manner consistent with its investment strategy and liquidity needs; hostilities and security concerns, including future terrorist attacks, or the apprehension of hostilities, in each case that affect travel within or to the United
States, Mexico, Germany, England or other countries where the Company invests; difficulties in identifying properties to acquire and completing acquisitions; the Company’s failure to maintain effective internal control over financial reporting and disclosure controls and procedures; risks related to natural disasters; increases in interest rates and operating costs, including insurance premiums and real property taxes; contagious disease outbreaks, such as the H1N1 virus outbreak; delays and cost-overruns in construction and development;
marketing challenges associated with entering new lines of business or pursuing new business strategies; the Company’s failure to maintain the Company’s status as a REIT; changes in the competitive environment in the Company’s industry and the markets where the Company invests; changes in real estate and zoning laws or regulations; legislative or regulatory changes, including changes to laws governing the taxation of REITS; changes in generally accepted accounting principles, policies and guidelines; and litigation, judgments or settlements.
Additional risks are discussed in the Company’s filings with the Securities and Exchange Commission, including those appearing under the heading “Item 1A. Risk Factors” in the
Company’s most recent Form 10-K and subsequent Form 10-Qs. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The forward-looking statements are made as of the date of this presentation, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

Non-GAAP to GAAP Reconciliations

Reconciliation of Net Debt / EBITDA
($ in 000s)
3Q 2013
(a)
Consolidated debt $1,299,567
Pro rata share of unconsolidated debt 239,400
Pro rata share of consolidated debt (133,042)
Cash and cash equivalents (79,801)
Net Debt $1,326,124
Comparable EBITDA $210,000
Net Debt / EBITDA 6.3x
(a)  Comparable EBITDA reflects mid-point of guidance range.
($ in 000s)
3Q 2013
(a)
Preferred equity capitalization $289,102
Consolidated debt 1,299,567
Pro rata share of unconsolidated debt 239,400
Pro rata share of consolidated debt (133,042)
Cash and cash equivalents (79,801)
Net Debt + Preferreds $1,615,226
Comparable EBITDA $210,000
Net Debt + Preferreds / EBITDA 7.7x
(a)  Comparable EBITDA reflects mid-point of guidance range.
Reconciliation of Net Debt + Preferred Equity / EBITDA
Reconciliation of Net Debt / TEV
($ in 000s)
3Q 2013
Consolidated Debt $1,299,567
Pro rata share of unconsolidated debt 239,400
Pro rata share of consolidated debt (133,042)
Cash and cash equivalents (79,801)
Net Debt $1,326,124
Market Capitalization $1,805,553
Total Debt 1,405,925
Preferred Equity 289,102
Cash and cash equivalents (79,801)
Total Enterprise Value $3,420,779
Net Debt / Enterprise Value 38.8%

STRATEGIC™ Hotels & Resorts

Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2013	2012	2013	2012
Net income (loss) attributable to SHR common shareholders	**$ 3,760**	**$ (8,557)**	**$ (16,414)**	**$ (43,071)**
Depreciation and amortization	26,244	25,649	80,459	76,416
Interest expense	21,106	19,942	63,871	58,627
Income taxes	(430)	(600)	1,121	215
Noncontrolling interests	29	(17)	(22)	(126)
Adjustments from consolidated affiliates	(3,912)	(1,879)	(11,015)	(4,382)
Adjustments from unconsolidated affiliates	5,903	7,036	17,936	20,606
Preferred shareholder dividends	6,042	6,042	18,125	18,125
EBITDA	58,742	47,616	154,061	126,410
Realized portion of deferred gain on sale-leaseback	(52)	(49)	(154)	(150)
Loss on sale of assets—continuing operations	1,028	—	755	—
Loss on sale of assets—adjustments from consolidated affiliates	(370)	—	(370)	—
Impairment losses and other charges	728	—	728	—
Foreign currency exchange loss (gain)—continuing operations (a)	9	996	(177)	1,169
Foreign currency exchange loss—discontinued operations (a)	—	—	—	535
Adjustment for Value Creation Plan	—	(2,013)	—	2,759
Comparable EBITDA	$ 60,085	$ 46,550	$ 154,843	$ 130,723

(a) Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

LUXURY. OWNED AND MANAGED.™

Non-GAAP to GAAP Reconciliations 30

STRATEGIC
Hotels & Resorts

Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2013	2012	2013	2012
Net income (loss) attributable to SHR common shareholders	**$ 3,760**	**$ (8,557)**	**$ (16,414)**	**$ (43,071)**
Depreciation and amortization	26,244	25,649	80,459	76,416
Corporate depreciation	(125)	(260)	(383)	(789)
Loss on sale of assets—continuing operations	1,028	—	755	—
Realized portion of deferred gain on sale-leaseback	(52)	(49)	(154)	(150)
Noncontrolling interests adjustments	(25)	(121)	(277)	(374)
Adjustments from consolidated affiliates	(2,269)	(859)	(5,565)	(2,185)
Adjustments from unconsolidated affiliates	3,429	3,792	10,653	11,335
FFO	31,990	19,595	69,074	41,182
Redeemable noncontrolling interests	53	104	255	248
FFO—Fully Diluted	32,043	19,699	69,329	41,430
Impairment losses and other charges	728	—	728	—
Non-cash mark to market of interest rate swaps	(2,977)	(1,688)	(9,121)	(4,405)
Foreign currency exchange loss (gain)—continuing operations (a)	9	996	(177)	1,169
Foreign currency exchange loss—discontinued operations (a)	—	—	—	535
Adjustment for Value Creation Plan	—	(2,013)	—	2,759
Comparable FFO	$ 29,803	$ 16,994	$ 60,759	$ 41,488
Comparable FFO per fully diluted share	$ 0.14	$ 0.08	$ 0.29	$ 0.21
Weighted average diluted shares (b)	209,722	208,696	209,125	201,050

(a) Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

(b) Excludes shares related to the JW Marriott Essex House Hotel put option.

LUXURY. OWNED AND MANAGED.™

Non-GAAP to GAAP Reconciliations 31

STRATEGIC™ Hotels & Resorts

2013 Guidance
(in millions, except per share data)

Operational Guidance	Year Ended December 31, 2013 Low Range	Year Ended December 31, 2013 High Range
North American same store Total RevPAR growth (a)	6.5%	7.0%
North American same store RevPAR growth (a)	7.5%	8.0%

(a) Includes North American hotels which are consolidated in our financial results, but excludes the JW Marriott Essex House Hotel, which was acquired in 2012.

Comparable EBITDA Guidance	Year Ended December 31, 2013 Low Range	Year Ended December 31, 2013 High Range
Net loss attributable to common shareholders	$ (30.5)	$ (20.5)
Depreciation and amortization	113.2	113.2
Interest expense	87.2	87.2
Income taxes	1.5	1.5
Noncontrolling interests	(0.1)	(0.1)
Adjustments from consolidated affiliates	(15.2)	(15.2)
Adjustments from unconsolidated affiliates	23.9	23.9
Preferred shareholder dividends	24.2	24.2
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Loss on sale of asset	0.8	0.8
Impairment losses and other charges	0.7	0.7
Other adjustments	(0.5)	(0.5)
Comparable EBITDA	$ 205.0	$ 215.0

Comparable FFO Guidance	Year Ended December 31, 2013 Low Range	Year Ended December 31, 2013 High Range
Net loss attributable to common shareholders	$ (30.5)	$ (20.5)
Depreciation and amortization	112.5	112.5
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Loss on sale of asset	0.8	0.8
Noncontrolling interests	—	—
Adjustments from consolidated affiliates	(7.9)	(7.9)
Adjustments from unconsolidated affiliates	14.4	14.4
Impairment losses and other charges	0.7	0.7
Other adjustments	(9.3)	(9.3)
Comparable FFO	$ 80.5	$ 90.5
Comparable FFO per diluted share	$ 0.38	$ 0.43

LUXURY. OWNED AND MANAGED.™

Non-GAAP to GAAP Reconciliations 32

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